UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to Section 240.14a-12

MatrixOne, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This filing consists of a powerpoint presentation issued by Dassault Systemes and MatrixOne, Inc. regarding certain aspects of its planned merger pursuant to the Agreement and Plan of Merger entered into on March 2, 2006 among MatrixOne, Inc., Dassault Systemes Corp. and DS Newco Corp., a wholly owned subsidiary of Dassault Systemes Corp.

Dassault Systèmes to Acquire MatrixOne

March 2nd, 2006

Bernard Charlès, President and CEO

Thibault de Tersant, EVP and CFO

MatrixOne : Company Profile

“A Recognized Leader in Delivering Collaborative Product Lifecycle Management Solutions “

488 employees throughout North America, Europe, AP Headquartered in Westford, Massachusetts $124 million revenue in FY05, 35% of license revenue comes from new customers 54 Active Partners 850 Customers in Consumer, High Tech & Semiconductor, Machinery, Medical Equipment, Automotive, aerospace & Defense

FY05 SW Revenue per industries

Aerospace and Industrial defense 10% 12%

Automotive 23%

High technology Consumer 49% products 6%

Dassault Systemes – Confidential – March 06

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MatrixOne : Scope

Enterprise Collaborative Business Process

Turning Market Requirements 1 into Product Design

Design Process

2

Management

3	Visibility, Control and Measurement
6	Regulatory Compliance
5	Synchronization of heterogeneous Systems
4	Supplier RFx Collaboration

Dassault Systemes – Confidential – March 06

3

MatrixOne : Customer Value

Turning Market

1	Requirements into Product Design

35% Product launch reduction costs

20% Time to market faster

Global Product

2	Development

40% Cost per specification reduction

60% Cost per RFQ reduction

Visibility

3	Control Measurement

35% Managing projects improvement & programs

70% Recreating lost data reduction

Supplier

4

Collaboration

40% Time managing reduction suppliers

25% Cost per supplier reduction certification

Synchronized

5 Design

70% BOM accuracy improvement

25% Tooling/ costs via reduction reuse

Regulatory

6

Compliance

33% Cost of compliance reduction

10% Warranty costs reduction

Typical Gains

Example of customers

Dassault Systemes – Confidential – March 06

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MatrixOne : Customers

Dassault Systemes – Confidential – March 06

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MatrixOne : Industry Focus

Example : The High Tech Value Chain

OEM Semiconductor Component Supplier EMS, Foundry & Equipt IP & FPGA

Dassault Systemes – Confidential – March 06

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MatrixOne : Differentiators



Business Process Applications
Modeling Studio
PLM Platform
Enterprise Integrations

1. **Rich Portfolio of VerticalApps to support whole enterprise needs**
2. **Advanced & Proven Core Technologies**
   - ***Power of modeling***
   - ***Scale & Deployability***
   - ***J2EE Apps Generator***
3. **Federation & Integration**
   - ***Multi-enterprise***
   - ***Heterogeneous apps***
   - ***Connecting Business Process***

DASSAULT SYSTEMES

Dassault Systemes – Confidential – March 06 7

MatrixOne Acquisition

Key Transaction terms

Price per share = $7.25

Total transaction value = approximately $408m

Net cash in MatrixOne: $99m Potential tax benefit from NOLs

Consideration = 100% cash

Closing expected at end Q206, subject to Customary legal and governmental approvals and MatrixOne Shareholders’ approval

Dassault Systemes – Confidential – March 06

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MatrixOne Acquisition
Impact on DS

- **Impact on DS P&L**
  - Neutral impact on FY06 Non-GAAP EPS*
  - Accretive to FY07 Non-GAAP EPS*
  - Non-GAAP Operating Margin* impact:
    - *-2pts impact in 2H06; -1pt impact in FY06*
    - *-1pt impact in FY07*
    - *No impact beginning 2008*
  - Deferred revenue write down of about $20m; Impact on revenue over 4 quarters

- **Synergies**
  - Significant opportunities to accelerate growth
  - Operational synergies estimated at approximately $25 million in 2007
    - *At least $8m to be achieved in 2006*
    - *Savings achieved from:*

      Corporate infrastructure & Public company status,
      Leverage of DS corporate and resources
      Business execution & service utilization rate

- **DS updated objectives will be provided at closing**

DASSAULT SYSTEMES

* Excluding deferred revenue write down, acquisition costs, share-based compensation and any potential restructuring cost.

Dassault Systemes – Confidential – March 06 9

©2001 DASSAULT SYSTEMES

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Expanding the PLM Market reach…

Product Complexity x Manufacturing Process

Complexity x Resources Complexity

“From low complexity & intense document workflow and user, to very highly complex products and manufacturing processes, involving global team and full lifecycle & workflow”

Document x Workflow x User Complexity

Dassault Systemes – Confidential – March 06

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Extend our reach…

Immediate Complementarities

7000 Customers

Dassault Systemes – Confidential – March 06

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… With a stronger & wider Industries coverage

Dassault Systemes – Confidential – March 06

7000 Customers

850 Customers

DS + MatrixOne:

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No player is offering the full PLM Solution until today

Product x Mfg Process x Resource Complexity

PPR

Product BOM

Combined Solution

Collaborative Business Process ‘000s

‘0s

Document x workflow x user Complexity

Dassault Systemes – Confidential – March 06

‘00 000s

13

… to address more of On Demand PLM customers needs

Product x Mfg Process x Resource Complexity

PPR

Product BOM

Global Collaborative Innovation

Multi-enterprise integration , Heterogeneous apps integration

Collaborative Business Process ‘000s

‘0s

‘00 000s

Document x workflow x user Complexity Dassault Systemes – Confidential – March 06

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In Conclusion

Extends our Market Reach

Brings the value of PLM to an expanded audience across a broader range of industries Enables a new level of collaboration Delivers immediate benefits for our combined customers and partners Creates the most comprehensive offering in the market Leverages best in class technologies, products and skills of both companies Advances our roadmap to provide on demand services-oriented PLM solutions World-class Team The combined team of DS-MatrixOne and collective partners will have unmatched expertise in PLM

Dassault Systemes – Confidential – March 06

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Thank You !

www.3ds.com www.matrixone.com

Important Additional Information Will Be Filed with the SEC

MatrixOne plans to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about MatrixOne, Dassault Systemes, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by MatrixOne and Dassault Systemes through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from MatrixOne by contacting Brian Norris, Vice President Investor Relations, MatrixOne, Inc. 210 Littleton Road, Westford, MA 01886.

MatrixOne and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Agreement. Information regarding MatrixOne’s directors and executive officers is contained in MatrixOne’s Annual Report on Form 10-K for the year ended July 2, 2005 and its proxy statement dated November 21, 2005 which are filed with the SEC. As of February 28, 2006, MatrixOne’s directors and executive officers beneficially owned approximately 950,435 shares, or 1.8%, of the outstanding shares of MatrixOne Common Stock.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the proposed transaction between Dassault Systemes and MatrixOne, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Dassault Systemes or MatrixOne managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Dassault Systemes to successfully integrate MatrixOne’s operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in MatrixOne’s Annual Report on Form 10-K for the year ended July 2, 2005 and its most recent quarterly report on Form 10-Q for the three and six months ended December 31, 2005 filed with the SEC. MatrixOne disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.